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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.                )

Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐
Check the appropriate box:
☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12

Ballantyne of Omaha, Inc.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
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 NOTICE AND PROXY STATEMENT
FOR THE ANNUAL MEETING OF STOCKHOLDERS

to be held at

Company Headquarters
4350 McKinley Street
Omaha, NE 68112

on

Wednesday, May 20, 2009 at 9:00 a.m. (Central Time)

 NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
to be held May 20, 2009

        The Annual Meeting of Stockholders of Ballantyne of Omaha, Inc. will be held at the Company's headquarters, 4350 McKinley Street, Omaha, Nebraska 68112, on May 20, 2009 at 9:00 a.m., Central Time, for the following purposes:

  1.
  To elect seven directors of the Company to one-year terms.

  2.
  To consider and act upon a proposal to adopt an amendment to the Certificate of Incorporation to change name of the Corporation from Ballantyne of Omaha, Inc. to Ballantyne Strong, Inc.

  3.
  To consider and act upon a proposal to adopt an amendment to increase the total number of shares available for issuance under the 2008 Non-Employee Directors' Restricted Stock Plan from 120,000 shares to 250,000 shares.

  4.
  To transact such other business as may properly be brought before the meeting or any adjournment thereof.

        Only those stockholders of record at the close of business on March 31, 2009, (the "Record Date") shall be entitled to notice of the meeting and to vote at the meeting.

        Your vote is important. Whether or not you plan to attend the Annual Meeting in person, please submit your proxy as soon as possible to assure a quorum. Please vote in one of these three ways:

  (1)
  Mark, sign, date and promptly return the enclosed proxy card in the postage-paid envelope, or

  (2)
  Use the toll-free telephone number listed on the proxy card, or

  (3)
  Visit the website at http://www.proxyvoting.com/btne and have your proxy card in hand to vote through the internet.

        Voting by any of these methods will ensure that you are represented at the Annual Meeting even if you are not there in person. Stockholders who have previously voted but attend the meeting may withdraw their proxy if they wish to do so, and vote in person.

        Important: Your prompt return of the proxy card will help save your Company the expense and extra work of additional solicitation.

        If you desire assistance in scheduling overnight accommodations in Omaha, contact Debbie Wilbeck at Ballantyne at (402) 453-4444, ext. 303. Early reservations are encouraged.

        Our 2008 Annual Report on Form 10-K/A which is not a part of the proxy soliciting material, is enclosed.

        I look forward to seeing you at the Annual Meeting.

        Dated this 21st day of April, 2009.

By Order of the Board of Directors

John P. Wilmers President and Chief Executive Officer

 PROXY STATEMENT
ANNUAL MEETING OF STOCKHOLDERS
MAY 20, 2009

        This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of Ballantyne of Omaha, Inc. (the "Company"). The 2009 Annual Meeting of Stockholders will be held on May 20, 2009 at 9:00 a.m., Central Time, at the Company's headquarters which are located at 4350 McKinley Street, Omaha, Nebraska and its telephone number is 402-453-4444.

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Stockholders to be held on May 20, 2009

        A complete copy of this Proxy Statement and our annual report on Form 10-K/A for the year ended December 31, 2008 are also available at our website at http://bnymellon.mobular.net/bnymellon/btn.

GENERAL INFORMATION ABOUT THE MEETING AND VOTING

Who may vote?

        The Company has one class of voting shares outstanding. Only stockholders of record of our common stock at the close of business on March 31, 2009, the Record Date, are entitled to receive notice of the Annual Meeting and to vote the shares of common stock that they held on the Record Date. At the close of business on March 31, 2009, the Company had 14,093,019 shares of outstanding common stock, all of which are entitled to vote at the Annual Meeting. Each share of common stock will have one vote on each matter to be voted on. The shares of common stock held in treasury will not be voted.

        This Proxy Statement was first mailed to stockholders on approximately April 21, 2009. We have enclosed with this Proxy Statement our 2008 annual report on Form 10-K/A. This report contains detailed information about our activities and financial performance in 2008.

What is the purpose of the Annual Meeting?

        At the Company's Annual Meeting, stockholders will act upon the matters described in the accompanying notice of meeting. In addition, management will report on Ballantyne's performance during fiscal 2008 and respond to questions from stockholders.

Who may attend the Annual Meeting?

        All stockholders as of the Record Date, or their duly appointed proxies, may attend the Annual Meeting.

What constitutes a quorum?

        The presence at the Annual Meeting, in person or by proxy, of the holders of a majority of the Company's common stock outstanding on the Record Date will constitute a quorum, permitting the meeting to conduct its business. As of the record date, 14,093,019 shares of common stock were outstanding. Broker non-votes will be counted for purposes of determining the presence or absence of a quorum for the transaction of business, but will not be counted for purposes of determining the number of votes cast with respect to a proposal.

May I vote by proxy card, by telephone or through the internet?

        You may vote by proxy card, by telephone or through the internet. Voting by any of these methods will ensure that you are represented at the Annual Meeting even if you are not there in person.

May I vote confidentially?

        Yes. The Company's policy is to treat all stockholder meeting proxies, ballots and voting tabulations of a stockholder confidentially, if the stockholder has requested confidentiality on the proxy or ballot. Please refer to the attached proxy card for instructions.

        If you so request, your proxy will not be available for examination and your vote will not be disclosed prior to the tabulation of the final vote at the Annual Meeting, except (i) to meet applicable legal requirements, (ii) to allow the independent election inspectors to count and certify the results of the vote or (iii) if there is a proxy solicitation in opposition to the Board of Directors, based upon an opposition proxy statement filed with the Securities and Exchange Commission (SEC). The independent election inspectors may at any time inform us whether or not a stockholder has voted.

May I change my vote?

        You may revoke your proxy and change your vote at any time before the final vote at the Annual Meeting. You may change your vote on the internet or by telephone (only your latest internet or telephone proxy submitted prior to the Annual Meeting will be counted), or by signing and returning a new proxy card with a later date, or by attending the meeting and voting in person. However, your attendance at the Annual Meeting will not automatically revoke your proxy unless you vote again at the meeting or specifically request in writing that your prior proxy be revoked.

How does the Board recommend I vote?

        Unless you give instructions on your proxy card, the persons named as proxy holders on the proxy card will vote in accordance with the recommendations of the Board of Directors. The Board's recommendation is set forth in the description of each proposal in this Proxy Statement. With respect to any other matter that properly comes before the Annual Meeting, the proxy holders will vote as recommended by the Board of Directors or, if no recommendation is given, in their own discretion.

How many votes are required to approve each Proposal?

          Election of Directors.    The nominees for election to the Board of Directors who receive the greatest number of votes cast for the election of the directors by shares present at the meeting, in person or by proxy, and entitled to vote, shall be elected the directors. A director nominee must receive more votes "For" his or her election than "Against" votes to be elected. A properly executed proxy marked "Withhold" with respect to the election of a director nominee will be counted for purposes of determining whether there is a quorum, but will not be considered to have been voted for or against the director nominee.

          Name Change of Corporation.    Approval to amend the Certificate of Incorporation to change the name of the Corporation requires the affirmative vote of holders of a majority of shares issued and outstanding as of the Record Date. Abstentions and broker non-votes will have no effect on the outcome of this proposal.

          Increase in total Shares Available under the 2008 Non-Employee Director's Restricted Stock Plan.    Approval of the increase in the number of total shares available under the 2008 Non-Employee Directors' Restricted Stock Plan requires the affirmative vote of holders of a majority of all shares, present or represented by proxy, and entitled to vote at the Annual Meeting. Abstentions and broker non-votes will have no effect on the outcome of this proposal.

          Other Proposals.    No other matters are anticipated to be brought before the meeting. However, if properly brought before the meeting, the approval of other proposals requires the affirmative vote of holders of a majority of all shares, present or represented by Proxy, and entitled to vote at the Annual Meeting. Abstentions and broker non-votes will have no effect on the outcome of these proposals.

What is a broker non-vote?

        If you hold your shares in street name and do not provide voting instructions to your broker, your shares will not be voted on any proposal on which your broker does not have discretionary authority to vote. In this situation, a "broker non-vote" occurs. Shares constituting broker non-votes are not counted or deemed to be present or represented for the purpose of determining whether stockholders have approved a matter, but they are counted as present for the purpose of determining a quorum at the Annual Meeting.

What if other matters are presented for determination at the Annual Meeting?

        As of the date of this Proxy Statement, the Company is not aware of any matters that will be presented for determination at the Annual Meeting other than those referred to herein. If any other matters properly come before the Annual Meeting calling for a vote of shareholders, proxies in the enclosed form returned to us will be voted in accordance with the recommendation of the Board of Directors or, in the absence of such a recommendation, in accordance with the judgment of the proxy holders.

Who pays the expenses incurred in connection with the solicitation of proxies?

        The Company will bear the cost of solicitation of proxies, including the charges and expenses of brokers and others for forwarding solicitation materials to beneficial owners of stock. In addition to the use of mail, proxies may be solicited by personal interview, telephone or facsimile. Mellon Investor Services LLC, the Company's Transfer Agent, is prepared to assist the Company to solicit proxies, if necessary.

  How may I get additional copies of the Annual Report?

        Our Annual Report on Form 10-K/A for the fiscal year ended December 31, 2008, including financial statements, is enclosed. For additional printed copies, please contact our Corporate Secretary by mail at the address listed below:

    Attn: Corporate Secretary
    Ballantyne of Omaha, Inc.
    4350 McKinley Street
    Omaha, NE 68112

 PROPOSAL 1
ELECTION OF DIRECTORS

        The original Bylaws of the Company provided that the directors be divided into three classes. The members of each class served staggered three-year terms. Messrs. Alvin Abramson and Marc E. LeBaron were the Class I directors; Messrs. William F. Welsh, II, Christopher E. Beach and Mark D. Hasebroock were Class II directors; and Mr. John P. Wilmers was the Class III director. The remaining three-year term of the Class II directors expire on the Annual Meeting of Stockholders to be held in 2009.

        During 2006, the Board of Directors and the stockholders approved an amendment to the Company's Certificate of Incorporation and Bylaws to declassify the Board of Directors to provide for the annual election of all directors. Current directors continued to serve the remainder of their elected terms. Beginning with the election of what was the Class III director at the 2007 Annual Meeting, directors were elected annually so that by the Annual Meeting in 2009, all directors will be elected annually. Therefore, the three-year terms of Messrs. William F. Welsh, II, Christopher E. Beach and Mark K. Hasebroock under the original Bylaws and the one-year terms of Messrs. Alvin Abramson, Marc E. LeBaron and John P. Wilmers under the amendment to the Bylaws expire this year and the Board of Directors has nominated them to serve until the 2010 Annual Meeting. Additionally, the Board of Directors has nominated Steven J. Schuster to serve as a director until the 2010 Annual Meeting. Mr. Schuster has not previously served as a director of the Company.

        The elections of Messrs. Welsh, Beach, Hasebroock, Abramson, LeBaron, Wilmers and Schuster require the affirmative vote of a plurality of the shares present in person or represented by proxy at the meeting and entitled to vote. Consequently, votes withheld and broker non-votes with respect to the election of the directors will have no impact on their election. Proxies which are properly signed and returned will be voted at the meeting. Stockholders may specify their preference by marking the appropriate boxes on the proxy and the proxy will then be voted in accordance with such specifications. In the absence of such specifications, the proxy will be voted for the election of the nominees for directors and in accordance with the instructions of the Board of Directors as to any other matters.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE
"FOR" THE ELECTION OF MESSRS WELSH, BEACH, HASEBROOCK, ABRAMSON,
LEBARON, WILMERS AND SCHUSTER.

BOARD OF DIRECTORS

        The Board of Directors has set the number of directors for 2009 at seven (7). The Board of Directors has determined that each of Messrs. Abramson, LeBaron, Welsh, Beach, and Hasebroock are independent directors of the Company and that, if elected, Mr. Schuster will qualify as an independent director under the listing standards adopted by the NYSE AMEX.

        The chart below sets forth a list of the names, ages, past five-year business history, any public company directorships held by each current director and new nominee. The chart below also sets forth the year in which each current director became a director of the Company.

Current Directors: Term Expiring in 2009

        Alvin Abramson, age 80, Self-employed business consultant since 2000. Retired Certified Public Accountant. Served as Director of the Company since May 2002. Member of Audit (Chair) and Nominating and Corporate Governance Committees.

        Marc E. LeBaron, age 54, Chairman/CEO of Lincoln Industries from 2001 to present. Director of Assurity Life Insurance Company. Served as Director of the Company since 2005. Member of Audit, Compensation and Nominating and Corporate Governance Committees.

        John P. Wilmers, age 64, President and CEO of Ballantyne since March 1997, previously executive Vice President of the Company since 1992. Joined the Company in 1981 and served in various capacities thereafter. Served as Director of the Company since 1995.

        William F. Welsh, II, age 67, Retired Chairman/CEO of Election Systems & Software. Director of Lindsay Manufacturing since 2000. Served as Director of the Company since 2000. Chairman of the Board and Member of Compensation and Nominating and Corporate Governance (Chair) Committees.

        Christopher E. Beach, age 39, Founder of Bayshore Capital Management, LLC, an investment firm specializing in small and micro-cap public companies from 2002 to Present. Previously, a consultant and private investor. Served as Director of the Company since 2006. Member of Audit, Compensation (Chair) and Nominating and Corporate Governance Committees.

        Mark D. Hasebroock, age 49, Chairman and Co-Founder of Netshops, Inc. from 2002 to present. Served as Director of the Company since 2003. Member of Audit, Compensation and Nominating and Corporate Governance Committees.

New Nominee:

        Steven J. Schuster, age 41, Self-employed business consultant and private investor. Previously, Senior Vice President and Portfolio Manager of Cramer Rosenthal McGlynn, LLC, an investment and asset management company, since January 2002.

        The Board of Directors held six meetings in person during 2008. In addition, the Board of Directors held two meetings via teleconference. Each current director attended at least seventy-five percent of the aggregate number of meetings held.

 CORPORATE GOVERNANCE

        The Board of Directors operates pursuant to the provisions of the Company's Certificate of Incorporation (as amended) and Bylaws (as amended) and has also adopted several corporate governance policies to address significant corporate governance issues. The Board of Directors has adopted the following governance documents:

  •
  Code of Ethics

  •
  Corporate Governance Principles

  •
  Audit Committee Charter

  •
  Nominating and Corporate Governance Committee Charter

  •
  Compensation Committee Charter

  •
  Procedures for bringing concerns or complaints to the attention of the Audit Committee

        These corporate governance documents are available on the Company's website at www.ballantyne-omaha.com.

Board Independence

        The Board of Directors is composed of a majority of independent directors as defined by the listing requirements of the NYSE AMEX.

Communication to the Board

        Stockholders wishing to communicate with the Board of Directors should address written correspondence to the Secretary of the Company who will present the communication to the Board.

Board Attendance at Annual Meeting

        All members of the Board of Directors are encouraged to attend the Annual Meeting. All directors serving at the time attended the 2008 Annual Meeting.

AUDIT COMMITTEE

        The Company, acting under a written charter, has a standing Audit Committee of the Board of Directors. The Audit Committee consists of directors Abramson (Chair), Beach, Hasebroock and LeBaron, who are independent directors, as defined by NYSE AMEX listing requirements. All Audit Committee members are financially literate. The Board of Directors has determined that Mr. Abramson is an "audit committee financial expert" as defined by Item 407(d)(5)(i)(A)(1) of Regulation S-K of the Securities and Exchange Commission. The Audit Committee assists the Board of Directors in fulfilling its responsibilities for oversight of the quality and integrity of the accounting, auditing, and reporting practices of the Company, and performs such other duties as are directed by the Board. The Committee's role includes a particular focus on the qualitative aspects of financial reporting to stockholders, and on the Company's processes to manage business and financial risk, and for compliance with significant applicable legal, ethical and regulatory requirements.

        The Committee is directly responsible for the appointment of the independent registered public accounting firm engaged to prepare or issue an audit report on the financial statements and internal controls of the Company and periodically reviews and evaluates their performance and independence from management. All audit and permitted non-audit services are pre-approved by the Committee. Any services not covered by prior pre-approval or services exceeding the pre-approved cost levels, must be approved in advance by the Committee. During 2008, the Committee held six meetings in person. In addition, the Committee held one meeting via teleconference. All Committee members attended at least seventy-five percent of the aggregate number of meetings held.

 COMPENSATION COMMITTEE

        The Compensation Committee is responsible for reviewing and recommending to the Board of Directors annually the compensation to be paid to the President and Chief Executive Officer of the Company. The Compensation Committee of the Company's Board of Directors consists of directors Beach as Chair, Welsh, LeBaron and Hasebroock. The Committee held three meetings in person during 2008. In addition, the Committee held two meeting via teleconference. All Committee members attended at least seventy-five percent of the aggregate number of meetings held.

        The Committee functions include:

  •
  Determining the compensation of the Chief Executive Officer;

  •
  Overseeing all other executive officers' compensation, including salary and payments under the Company's bonus and stock plans.

  •
  Administering the 2005 Employee Restricted Stock Plan and the 2008 Non-Employee Directors' Restricted Stock Plan.

NOMINATING AND CORPORATE GOVERNANCE COMMITTEE

        The members of the Nominating and Corporate Governance Committee are directors Welsh (Chair), Abramson, Beach, LeBaron and Hasebroock. All members of the Nominating and Corporate Governance Committee are independent as defined by the NYSE AMEX listing requirements. The Nominating and Corporate Governance Committee acts under a written charter, adopted by the Board of Directors. The Nominating and Corporate Governance Committee reports to and assists the Board of Directors in identifying individuals for membership to the Board and recommends to the Board the director nominees for the next Annual Meeting of Stockholders. The Nominating and Corporate Governance Committee held two meetings in person during 2008 with all members participating in all meetings.

Director Nomination Process

        Nominees are chosen for their ability to represent all of the stockholders, and for their character, judgment, fairness and overall ability. As a group, they are expected to set the appropriate policy for the Company, and to bring to the Board of Directors broad experience in business matters and an insight and awareness of the appropriate and ever-changing role that corporations should have in society. Because the advice of those facing similar problems is of particular value, executive officers of other corporations are desirable nominees.

        The following personal criteria will be considered in selecting candidates for the Board of Directors:

  •
  Independence and absence of conflicts of interest

  •
  Honesty, Integrity and Accountability

  •
  Substantial business experience with a practical application to the Company's needs

  •
  Willingness to ask tough questions in a constructive manner that adds to the decision making process of the Board

  •
  Demonstrated ability to think strategically and make decisions with a forward looking focus

  •
  Ability to assimilate relative information on a broad range of topics

  •
  Willingness to express independent thought

  •
  Team player

  •
  Willingness to make a strong commitment of time and attention to the Board's processes and affairs

  •
  Ability to commit to Company stock ownership

        The Nominating and Corporate Governance Committee evaluated Messrs. William F. Welsh, II, Christopher E. Beach, Mark E. Hasebroock, Alvin Abramson, Marc E. LeBaron, John P. Wilmers and Steven Schuster using these criteria, and recommended their nomination to the Board of Directors. The Board, in turn, nominated all seven persons for election as directors at the 2009 Annual Meeting of Stockholders.

        The Nominating and Corporate Governance Committee will also consider proposals for nominees for director from stockholders which are made in writing to the Secretary of the Company and comply with Bylaw requirements. The recommendation must contain sufficient background information concerning the nominee to enable a proper judgment to be made as to his or her qualifications. Recommendations must also include a written statement from the candidate expressing a willingness to serve.

 PROPOSAL 2
APPROVAL OF AMENDMENT TO THE CERTIFICATE OF INCORPORATION TO CHANGE NAME OF THE CORPORATION TO "BALLANTYNE STRONG, INC"

        The Company believes a change in the name of the Company to "Ballantyne Strong, Inc." aligns the Company with a name known by a majority of the Company's customers and provides branding to the trademark name of "Strong". Additionally, the Company believes its current name, Ballantyne of Omaha, Inc. is geographically limiting as the Company continues its efforts to be a worldwide competitor within the theatre and lighting industries.

        On March 31, 2009, the Board of Directors unanimously approved resolutions authorizing an amendment to the Certificate of Incorporation to change the Company's name, and recommending adoption of the amendment by the stockholders. The amendment substantially in the form proposed to be filed with the Secretary of State of Delaware upon approval of this Proposal is attached as Appendix A.

THE BOARD UNANIMOUSLY RECOMMENDS A VOTE "FOR" THIS PROPOSAL.

PROPOSAL 3
APPROVAL OF AMENDMENT TO INCREASE SHARES AVAILABLE UNDER 2008 NON-EMPLOYEE DIRECTORS' RESTRICTED STOCK PLAN

        During 2008, the Board of Directors and stockholders approved the adoption of the 2008 Non-Employee Directors' Restricted Stock Plan. The plan provides for incentives to non-employee directors to serve on the board and exert their best efforts on behalf of the Company. During 2009, the Board of Directors reviewed the advantages and disadvantages of stock options and decided to discontinue the 2001 Non-Employee Directors' Stock Option Plan along with the 852,940 shares that were reserved and available for future issuance under the plan. In turn, the Board is proposing to increase the total number of shares under the 2008 Non-Employee Directors' Restricted Stock Plan from 120,000 to 250,000 shares. The Board believes that providing equity compensation for directors in the form of restricted stock, as compared to stock options, will provide less dilution to stockholders and have a lesser impact to earnings. The Board believes it is necessary to increase the total number of shares under this plan to 250,000 shares to allow for the availability of sufficient shares to attract, motivate and retain qualified non-employee directors which is essential to the success of the Company. The increase in shares will reduce future net share dilution by 722,940 shares (852,940 shares for the stock option plan less the 130,000 share increase under the restricted stock plan). Aside from the increase in shares available for issuance, the 2008 Non-Employee Directors' Restricted Stock Plan will be unchanged from how it was originally approved by the stockholders in 2008.

THE BOARD UNANIMOUSLY RECOMMENDS A VOTE "FOR" THIS PROPOSAL.

 SECURITY OWNERSHIP OF CERTAIN BENEFICIAL
OWNERS AND MANAGEMENT

Largest Owners of Ballantyne Shares

        The following table shows each person or entity Ballantyne knows to be the beneficial owner of more than five percent of the Company's outstanding common stock as of the Record Date of March 31, 2009.

Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership	Percent of Class
Pequot Capital Management, Inc.(1) 500 Nyala Farm Road Westport, CT 06880	1,503,200	11.20%
Ilex Partners, LLC (2) 650 Madison Avenue, 17th Floor New York, NY 10022	738,922	5.26%
Cramer Rosenthal McGlynn, LLC(3) 520 Madison Avenue New York, NY 10022	1903,375	13.50%
Dimension Fund Advisors LP(4) Palisades West, Building One 6300 Bee Cave Road Austin, TX 78746	706,555	5.03%
Royce & Associates, LLC(5) 1414 Avenue of the Americas New York, NY 10019	704,700	5.02%

(1)
This information is based on a Schedule 13G/A filed with the Securities and Exchange Commission on February 14, 2006 by Pequot Capital Management, Inc.

(2)
Ilex Partners, LLC, Steinhardt Overseas Management, LP and Michael H. Steinhardt reported their collective beneficial ownership on a schedule 13G/A filed with the Securities and Exchange Commission on February 9, 2009.

(3)
This information is based on a Schedule 13G/A filed with the Securities and Exchange Commission on February 13, 2009 by Cramer Rosenthal McGlynn, LLC.

(4)
This information is based on a Schedule 13G/A filed with the Securities and Exchange Commission on February 9, 2009 by Dimension Fund Advisors, LP.

(5)
This information is based on a Schedule 13G filed with the Securities and Exchange Commission on January 23, 2009 by Royce & Associates, LLC.

Share Ownership of Directors, Director Nominees and Officers

        The following chart sets forth, as of the close of business on March 31, 2009, certain information concerning beneficial ownership of common stock by each director and director nominee of the Company, each of the named executive officers (as defined below), and all directors, director nominees and executive officers as a group.

Name	Number of Shares Beneficially Owned(1)		Percent of Common Stock(2)
John P. Wilmers, President and CEO	234,203	(3)	1.66%
Kevin S. Herrmann, CFO	59,600	(4)	*
Ray F. Boegner, Senior Vice President	71,075	(5)	*
Christopher D. Stark, Vice President of Operations	19,244	(6)	*
William F. Welsh, II, Chairman of the Board	148,875	(7)	1.06%
Christopher E. Beach, Director	290,114	(8)	2.06%
Alvin Abramson, Director	51,250	(9)	*
Marc E. LeBaron, Director	43,125	(10)	*
Mark D. Hasebroock, Director	50,250	(11)	*
All directors and executive officers as a group (9 persons)	967,736	(12)	6.87%
Steven J. Schuster, Director Nominee	111,000	(13)	*

*
Less than 1% of common stock outstanding.(1)

        All executive officers beneficially own 384,122 shares including exercisable stock options, or 2.73% of the outstanding common stock.(1)(14)

(1)
Each director, director nominee and officer not shown as being a part of a group owns all outstanding shares directly and has sole or shared voting and investment power over such shares. The number of shares shown for stockholders reporting ownership as part of a group represents the total number of shares over which any member of the group has sole or shared voting or investment power.

(2)
Based upon 14,093,019 shares of common stock outstanding as of March 31, 2009. Each named person is deemed to be the beneficial owner of shares of common stock that may be acquired or vest within 60 days of March 31, 2009 upon the exercise of stock options or vesting of restricted stock, respectively. Accordingly, the number of shares and percentage set forth next to the name of such person, all executive officers as a group and all directors and executive officers as a group includes the shares of common stock issuable pursuant to presently exercisable stock options and non-vested restricted stock. However, the shares of common stock so issuable upon exercise of stock options by any such person are not included in calculating the percentage of common stock beneficially owned by any other stockholder.

(3)
Includes 159,203 shares of common stock directly owned by Mr. Wilmers and 75,000 shares purchasable pursuant to presently exercisable stock options.

(4)
Includes 24,600 shares of common stock directly owned by Mr. Herrmann and 35,000 shares purchasable pursuant to presently exercisable stock options.

(5)
Includes 21,075 shares of common stock directly owned by Mr. Boegner and 50,000 shares purchasable pursuant to presently exercisable stock options.

(6)
Includes 19,244 shares of common stock directly owned by Mr. Stark.

(7)
Includes 125,250 shares of common stock directly owned by Mr. Welsh and 23,625 shares purchasable pursuant to presently exercisable stock options.

(8)
Includes 247,600 shares of common stock directly owned by Mr. Beach, 18,889 shares of restricted common stock vesting within 60 days after March 31, 2009 and 23,625 shares purchasable pursuant to presently exercisable stock options.

(9)
Includes 27,625 shares of common stock directly owned by Mr. Abramson and 23,625 shares purchasable pursuant to presently exercisable stock options.

(10)
Includes 19,500 shares of common stock directly owned by Mr. LeBaron and 23,625 shares purchasable pursuant to presently exercisable stock options.

(11)
Includes 26,625 shares of common stock directly owned by Mr. Hasebroock and 23,625 shares purchasable pursuant to presently exercisable stock options.

(12)
Includes 689,611 shares of common stock owned directly by all directors and executive officers as a group and 278,125 shares purchasable pursuant to presently exercisable stock options.

(13)
Includes 111,000 shares of common stock directly owned by Mr. Schuster.

(14)
Includes 224,122 shares of common stock owned directly by all executive officers and 160,000 shares purchasable pursuant to presently exercisable stock options.

EXECUTIVE AND DIRECTOR COMPENSATION

Executive Summary

        The following is a list of the names and ages of the current executive officers of the Company, their business history for at least the last five years and their term of office with the Company.

Name	Age	Position and Principal Occupation	Officer Since
John P. Wilmers	64	Director of Company; President and CEO of Company since March 1997; previously Executive Vice President of Company since 1992; joined Company in 1981 and has served in various capacities thereafter.	1988

Ray F. Boegner	59	Senior Vice President; previously Senior Vice President of Sales; Vice President of Sales prior to November 1996; joined Company in 1985.	1997

Kevin S. Herrmann	43	CFO, Secretary and Treasurer since November 2006; joined the Company as Controller in 1997.	2006

Christopher D. Stark	48	Vice President of Operations since April 2007. Served as General Manager for Nobbies, Inc. from September 1999 to April 2007.	2007

COMPENSATION DISCUSSION AND ANALYSIS

Compensation Philosophy

        Decisions with respect to executive compensation are made by the Compensation Committee on an individual basis based upon a number of factors, including the provisions of any existing employment contract with an executive officer, evaluation of the executive officer's performance, the level of responsibility associated with the executive officer's office, recruitment requirements and the performance of the Company. Compensation of the executive officers of the Company has historically been structured to motivate, reward and retain the executive officers consistent with the needs of the Company from time to time. The major elements of the executive officers' compensation are base salary, short-term cash incentives and long-term incentives in the form of restricted stock.

        The Compensation Committee engages Compensation Strategies as the Committee's independent executive compensation consultant as needed. Compensation Strategies reports directly to the Committee and provides advice on the structure and amounts of executive and director compensation.

Base Salary

        The base salaries of executive officers have historically reflected, and will continue to reflect their individual contribution. Base salaries have historically been reviewed annually and may be changed based on the individual's performance or a change in competitive pay levels in the marketplace.

        The Compensation Committee reviews and establishes the base salary of the Chief Executive Officer based on independent competitive data, his leadership in establishing performance standards in the conduct of the Company's business, and its expectation as to his future contributions in directing the long-term success of the Company and its business. The Committee increased Mr. Wilmers base salary to $275,000 effective January 1, 2009.

Cash and Restricted Stock Bonuses

        The Committee believes that the annual bonus of key employees, including executive officers, should be based on optimizing profits and prudent management of the capital employed in the business. During 2007, the Board of Directors approved a Short-Term Incentive Plan, to replace the Company's previous profit sharing plans. The plan is an annual incentive program that provides the executives bonuses if the Company achieves certain goals. Each payout is further subject to the achievement of certain individual goals, as defined. In 2008, the plan was amended to provide for a bonus payout in the form of cash, restricted stock or a combination of cash and restricted stock based on certain criteria. The bonuses paid for 2008 performance were in the form of cash and restricted stock. These payouts are reflected in the Summary Compensation Table on page 15. The payments were made in 2009. Goals for 2009 were approved during the first quarter of 2009.

Stock Plans

        During 2005, the Committee adopted and the stockholders subsequently approved, the 2005 Restricted Stock Plan. The Committee believes the Plan provides a mechanism to link executive and stockholder interests and assists the Company in attracting and retaining key executives. During 2008, 42,000 shares of common stock were granted to executives under the Restricted Stock Plan. A total of 196,000 shares have been reserved and remain available for issuance pursuant to this plan.

        The 2005 Restricted Stock Plan provides that all restrictions shall lapse in the event of a change-in-control (as defined in the plan), the employee is terminated without cause (as defined in the plan) or the employee terminates his employment for good reason (as defined in the plan). If any of the aforementioned events had occurred on December 31, 2008, the value of unvested restricted stock held by the named executive officers would have been: Mr. Wilmers—$22,140; Mr. Herrmann—$8,610; Mr. Boegner—$11,070 and Mr. Stark—$9,840. The unvested restricted stock for such individuals is set forth in the Outstanding Equity Awards at Fiscal Year-End table on page 17.

        During 2008, the Committee adopted and the stockholders subsequently approved, the 2008 Non-Employee Directors' Restricted Stock Plan. The Committee believes the plan provides a mechanism to link director and stockholder interests and assists the Company in attracting and retaining key directors. During 2008, 15,000 shares of common stock were granted to directors under the Plan. A total of 105,000 shares have been reserved and remain available for issuance pursuant to this plan, though Proposal 3 discussed on page 8 will increase the number of shares available for issuance if it is approved.

        The Company also has an Employee Stock Purchase Plan to provide a method by which eligible employees may purchase common stock on a discounted basis through payroll deductions. The maximum number of shares of common stock that can be purchased by an eligible employee pursuant to any plan year is two thousand shares. The Committee believes that participation in the plan provides eligible employees at all levels with a greater incentive to contribute to the success of the Company. A total of 131,509 shares have been reserved and remain available for issuance pursuant to this plan.

Retirement and Savings 401(k) Plan

        The Company has adopted a Retirement and Savings 401(k) Plan, which is a combination savings and profit sharing plan designed to qualify under Section 401 of the United States Internal Revenue Code of 1986, as amended (the "Code"), including the provisions of Section 401(k). All employees of Ballantyne who are at least eighteen years old and who have completed six months of service are eligible to participate in the plan.

        Each participant may defer up to 100% of their compensation. The Company will match 50% of the amount deferred up to 6% of their compensation. In addition, the Company may elect, at the discretion of the Board, to contribute an additional amount. All contributions to the plan are nonforfeitable. For 2008, no participant could contribute more than $15,500 to the plan and receive a deduction for federal income tax purposes while certain participants age 50 or older could contribute up to $21,000.

        Benefits may be distributed to participants or their beneficiaries, as the case may be, in the event of a Participant's death, retirement or other termination of service, or, if the participant so requests, on reaching age 59 1/2 . Participants may be eligible to withdraw benefits in case of hardship.

        Contributions to the plan made by the Company on behalf of Messrs. Wilmers, Herrmann, Boegner and Stark are included in the Summary Compensation Table.

Employment Contracts

        Mr. Wilmers' base compensation was $270,000 per year during fiscal 2008. During 2009, Mr. Wilmers' base compensation is set at $275,000. He is also eligible to participate in the Short-Term Incentive Plan and other normal employee benefits. Mr. Wilmer's employment contract expires in January 2010.

        Mr. Herrmann's base compensation was $150,000 per year during fiscal year 2008. During 2008, Mr. Herrmann's compensation is set at $160,000. He is eligible to participate in the Short-Term Incentive Plan and other normal employee benefits. Mr. Herrmann's employment contract expires in May 2009.

        Mr. Boegner's base compensation was $189,000 per year during fiscal 2008. During 2009, Mr. Boegner's base compensation is set at $195,000. He is eligible to participate in the Short-Term Incentive Plan and other normal employee benefits. Mr. Boegner's employment contract expires in January 2010.

        Mr. Stark's base compensation was $165,000 per year during fiscal year 2008. During 2009, Mr. Stark's base compensation is set at $170,000. He is eligible to participate in the Short-Term Incentive Plan and other normal employee benefits. Mr. Stark's employment contract expires in November 2009.

        In the event Mr. Wilmer's employment agreement is terminated other than for cause, Mr. Wilmers is entitled to receive, in addition to his accrued but unpaid salary, any bonus payment he would have been entitled to receive under the Short-Term Incentive Plan had his employment not been terminated.

The value of this bonus benefit, assuming termination date of December 31, 2008, as required by SEC rules, was $60,750.

        In the event that their employment agreements are not renewed at the expiration of their terms, Messrs. Wilmers, Herrmann, Boegner and Stark are entitled to severance benefits pursuant to the Company's then-existing severance policy, but in no event shall they receive less than one week of severance for each year of employment, and all then-existing insurance benefits will continue during the severance period. Assuming a termination date of December 31, 2008, as required by SEC rules and assuming applicability of the Company's then-existing severance policy of providing employees with over 10 years of service with two weeks for each year of employment, the approximate value of the severance benefits would have been approximately $333,928 for Mr. Wilmers, approximately $88,370 for Mr. Herrmann and approximately $203,223 for Mr. Boegner. The value of severance benefits for Mr. Stark under the same assumptions, given the new policy of providing employees with fewer than 6 years of service a minimum of six weeks of severance would have been approximately $28,327.

        Messrs. Wilmer's, Herrmann's, Boegner's and Stark's employment agreements provide that in the event the Company is the subject of a sale transaction, either of its assets or stock, the purchaser must assume the employment agreements. They further provide for an automatic extension for a period of three years from the closing date of such transaction.

        Mr. Wilmer's employment agreement obligates the Company to continue medical insurance coverage at the Company's expense for him and his eligible dependents until he reaches age 65, and for his spouse until she reaches age 65 notwithstanding expiration of the agreement. After attaining age 65, Mr. Wilmers and his eligible dependents are entitled to medical insurance coverage, to the extent that, the Company provides such coverage for other retired senior executives. The Company will provide medical coverage for Mr. Wilmer's spouse until she reaches age 65 provided Mr. Wilmers remains employed by the Company until his retirement. As of December 31, 2008, the Company has accrued approximately $218,000 toward his obligation.

        The Company's obligations under the employment agreements with all four executives are conditioned upon their compliance with the terms of the agreement with include, as applicable, provisions concerning non-disclosure of confidential information and covenants not to solicit the Company's customers and employees.

Compensation Committee Interlocks and Insider Participation

        During 2008 there were no compensation committee interlocks and no insider participation in compensation decisions that were required to be reported under the rules and regulations of the Securities and Exchange Act of 1934.

Compensation Committee Report

        The Compensation Committee oversees the Company's compensation program on behalf of the Board. In fulfilling its oversight responsibilities, the Compensation Committee reviewed and discussed with management the Compensation Discussion and Analysis set forth in this Proxy Statement and based on such review and discussion, has recommended to the Board that the Compensation Discussion and Analysis be included in this Proxy Statement.

  Christopher E. Beach (Chair)
  William F. Welsh, II
  Mark D. Hasebroock
  Marc E. LeBaron

Executive Compensation

        The following table sets forth information regarding all forms of compensation earned by the Company's Named Executive Officers during the last three fiscal years. Each Named Executive Officer was employed by the Company during all of fiscal 2008.

Summary Compensation Table

Name and Principal Position	Year	Salary ($)	Bonus ($)	Stock award(s) ($) (4)		Option Awards ($)	Non- Equity Incentive Plan Comp. ($) (g)	Change in Pension Value & Nonqualified Def. Comp. Earnings ($)	All Other Compensation ($)(9)	Total ($)
John P. Wilmers,	2008	270,000	—	66,081	(5)	—	30,375	—	19,898	386,354
President and Chief	2007	255,000	—	—		—	—	—	21,596	276,596
Executive Officer	2006	245,000	—	—		—	—	—	21,295	266,295
Kevin Herrmann,(1)	2008	150,000	—	27,011	(6)	—	15,750	—	13,940	206,701
Chief Financial Officer,	2007	140,000	—	—		—	—	—	12,569	152,569
Secretary and Treasurer	2006	107,146	—	—		—	—	—	6,837	113,983
Ray F. Boegner,	2008	189,000	—	32,939	(7)	—	14,884	—	14,428	251,251
Senior Vice President	2007	180,000	—	—		—	—	—	13,413	193,413
	2006	169,000	—	—		—	—	—	13,104	182,104
Christopher D. Stark(2)	2008	165,000	—	29,922	(8)	—	15,159	—	8,261	218,342
Vice President of	2007	104,615	—	—		—	—	—	388	105,003
Operations

(1)
Mr. Herrmann was promoted to Chief Financial Officer, Secretary and Treasurer in November 2006.

(2)
Mr. Stark was appointed Vice President of Operations in April 2007.

(3)
These amounts represent annual cash incentive awards received under the Company's Short-Term Incentive Plan for fiscal years 2008 and 2007. The Short-Term Incentive Plan was not in place during 2006.

(4)
The amounts in this column reflect compensation expense recognized during 2008 for these awards made pursuant to the 2005 Restricted Stock Plan and may not correspond to the actual value that will be recognized by the non-employee directors. For additional information relating to the assumptions made in valuing and expensing these awards for 2008 refer to note 2 in the Company's Annual Report on Form 10-K/A for the year ended December 31, 2008, as filed with the SEC. The full grant date fair value of the restricted stock earned by the named executives during 2008 that will be recognized over the vesting period were as follows: Mr. Wilmers—$111,375, Mr. Herrmann—$47,250, Mr. Boegner—$55,384, Mr. Stark—$51,159.

(5)
Consists of 18,000 shares of restricted stock granted during the year with a fair value determined at date of grant of $81,000 and 18,521 shares of restricted stock granted under the Short-Term Incentive Plan with a fair value determined at the date of grant of $30,375. Actual grant date of the restricted stock granted for achieving 2008 performance targets under the Short-Term Incentive Plan occurred in 2009.

(6)
Consists of 7,000 shares of restricted stock granted during the year with a fair value determined at date of grant of $31,500 and 9,604 shares of restricted stock granted under the Short-Term Incentive Plan with a fair value determined at the date of grant of $15,750. Actual grant date of the restricted stock granted for achieving 2008 performance targets under the Short-Term Incentive Plan occurred in 2009.

(7)
Consists of 9,000 shares of restricted stock granted during the year with a fair value determined at date of grant of $40,500 and 9,075 shares of restricted stock granted under the Short-Term Incentive Plan with a fair value determined at the date of grant of $14,884. Actual grant date of the restricted stock granted for achieving 2008 performance targets under the Short-Term Incentive Plan occurred in 2009.

(8)
Consists of 8,000 shares of restricted stock granted during the year with a fair value determined at date of grant of $36,000 and 9,244 shares of restricted stock granted under the Short-Term Incentive Plan with a fair value determined at the date of grant of $15,159. Actual grant date of the restricted stock granted for achieving 2008 performance targets under the Short-Term Incentive Plan occurred in 2009.

(9)
The Company provides its executives with certain employee benefits. These benefits include excess life and disability insurance, certain auto expenses and contributions made by the Company under the Ballantyne Retirement and Savings Plan described herein and are identified and quantified for 2008 below:

	Mr. Wilmers	Mr. Herrmann	Mr. Boegner	Mr. Stark
Auto Expenses	$10,496	8,132	7,129	2,009
Employer match on Retirement and Savings Plan	7,742	4,500	5,670	4,950
Excess life and disability insurance	1,660	1,308	1,629	1,302

Total All Other Compensation	$19,898	13,940	14,428	8,261

        The following table sets forth information concerning each grant of an award made to the Company's Named Executive Officers during the last completed fiscal year.

Grants of Plan-based Awards for Fiscal 2008

								All Other Stock Awards: Number of Shares of Stock or Units (#)(1)	All Other Option Awards: Number of Securities Underlying Options (#)		Grant Date Fair Value of Stock and Option Awards
		Estimated Future Payouts Under Non-Equity Incentive Plan Awards ($)			Estimated Future Payouts Under Equity Incentive Plan Awards (# of shares)					Exercise or Base Price of Option Awards ($/share)
	Grant Date
Name		Threshold	Target	Maximum	Threshold	Target	Maximum
John P. Wilmers	5/16/2008	—	—	—	—	—	—	18,000	—	—	81,000
Kevin S. Herrmann	5/16/2008	—	—	—	—	—	—	7,000	—	—	31,500
Ray F. Boegner	5/16/2008	—	—	—	—	—	—	9,000	—	—	40,500
Christopher D. Stark	5/16/2008	—	—	—	—	—	—	8,000	—	—	36,000

(1)
Reflects total grant awards made during 2008 pursuant to the 2005 Restricted Stock Plan.

        The following table sets forth information concerning outstanding equity awards for each of the Company's Named Executive Officer as of the end of the last completed fiscal year.

Outstanding Equity Awards at Fiscal Year-End

	Option Awards					Stock Awards
Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options	Option Exercise Price	Option Expiration Date	Number Of Shares Of Units Of Stock That Have Not Vested (#)	Market Value of Shares or Units of Stock That Have Not Vested ($)	Equity Incentive Plan Awards: Number Of Unearned Shares, Units or Other Rights That Have Not Vested (#)	Equity Incentive Plan Awards: Market of Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)
John P. Wilmers	75,000	—	—	0.62	04/30/2012	18,000	81,000	—	—
Kevin S. Herrmann	35,000	—	—	0.63	05/05/2012	7,000	31,500	—	—
Ray F. Boegner	50,000	—	—	0.62	04/30/2012	9,000	40,500	—	—
Christopher D. Stark	—	—	—	—	—	8,000	36,000	—	—

        The following table sets forth information concerning exercised options and vesting of stock awards for each of the Company's Named Executive Officers as of the end of the last completed fiscal year.

Options Exercised and Stock Vested

	Option Awards		Stock Awards
Name	Number of Shares Acquired on Exercise (#)	Value Realized On Exercise ($)(1)	Number of Shares Acquired on Vesting (#)	Value Realized On Vesting ($)
John P. Wilmers	50,000	68,000	—	—

(1)
Difference between the exercise price and the market price on the date of exercise.

Pension Benefits

Name	Plan Name	Number of Years Credited Service (#)(1)	Present Value of Accumulated Benefit (#)(2)	Payments During Last Fiscal Year ($)
John P. Wilmers, Chief Executive Officer	Postretirement Benefit Plan	27	218,057	—

(1)
Years of credited service under the plan are equivalent to the years of total service for the employee through December 31, 2008.

Director Compensation

        The following table sets forth the compensation paid to the Company's directors in fiscal 2008. Mr. Wilmers also serves as a director, but his compensation is discussed within the various tables included within the Compensation Discussion and Analysis contained within this Proxy Statement.

	Fees Earned Or Paid in Cash ($)	Stock Awards ($)(3)	Option Awards ($)(4)	Non-Equity Incentive Plan Compensation ($)	Change in Pension Value and Nonqualified Deferred Comp. Earn. ($)	All Other Comp. ($)	Total ($)
Alvin Abramson(1)	31,000	8,075	—	—	—	—	39,075
Christopher E. Beach(2)	26,000	8,075	—	—	—	—	34,075
Mark D. Hasebroock(2)	25,000	8,075	—	—	—	—	33,075
Marc E. LeBaron(2)	26,000	8,075	—	—	—	—	34,075
William F. Welsh, II(2)	25,000	8,075	—	—	—	—	33,075

(1)
In 2008, Mr. Abramson received (a) an annual retainer of $25,000 which consisted of a $20,000 retainer received as director compensation and a $5,000 retainer received as Chairman of the Audit Committee; (b) $1,000 for each Board meeting attended; and (c) $500 for each Board meeting held via teleconferencing. Although not included in the above table, the director is reimbursed for his out-of-pocket expenses of attending Board meetings.

(2)
In 2008, Messrs. Beach, Hasebroock, LeBaron and Welsh received (a) an annual retainer of $20,000; (b) $1,000 for each Board meeting attended; and (c) $500 for each Board meeting held via teleconferencing. Although not included in the above table, the directors are reimbursed for their out-of-pocket expenses of attending Board meetings.

(3)
In May 2008, Messrs. Abramson, Beach, Hasebroock, LeBaron and Welsh were each granted 3,000 shares of restricted stock under the 2008 Non-Employee Directors' Restricted stock plan. The restricted stock vests one year from the grant. The fair value of the restricted stock was determined on the date of initial grant. For additional information relating to the assumptions made in valuing and expensing these awards for 2008 refer to note 2 in the Company's Annual Report on Form 10-K/A for the year ended December 31, 2008, as filed with the SEC. The full grant date fair value of the restricted stock issued to each of the directors during 2008 is $13,290.

(4)
Outstanding stock option awards at December 31, 2008 were as follows: Messrs. Abramson, Beach, LeBaron, Hasebroock and Welsh, 23,625 shares.

        The Company does not pay directors who are also officers or employees of the Company any additional compensation for their service as directors.

 REPORT OF THE AUDIT COMMITTEE

        The following report of the Audit Committee shall not be deemed to be "soliciting material" or to be "filed" with the Securities and Exchange Commission, nor shall this report be incorporated by reference into any filing made by the Company under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended.

        The Audit Committee is comprised of Alvin Abramson (as Chairman), Christopher E. Beach, Marc D. Hasebroock and Marc E. LeBaron, each of whom is an independent director of the Company under the rules adopted by Securities and Exchange Commission and the NYSE AMEX.

        The Company's management is responsible for the preparation of the Company's financial statements and for maintaining an adequate system of internal controls and processes for that purpose. KPMG LLP acts as the Company's independent registered public accounting firm and they are responsible for conducting an independent audit of the Company's annual financial statements in accordance with generally accepted auditing standards and issuing a report on the results of their audit. The Audit Committee is responsible for providing independent, objective oversight of both of these processes.

        During the year ended December 31, 2008, the Company's independent registered public accounting firm discussed with the Audit Committee issues required to be discussed by SAS No. 114 "The Auditors Communication with those charged with Governance." SAS No. 114 specifies that the discussion should involve management and include such matters as the consistency, clarity and completeness of accounting policies and disclosures.

        The Audit Committee reviewed the Company's audited financial statements, the Company's unaudited quarterly consolidated financial statements and met with both management and KPMG LLP to discuss those consolidated financial statements. Management has represented to the Audit Committee that those consolidated financial statements were prepared in accordance with U.S. generally accepted accounting principles.

        The Audit Committee has received and reviewed written disclosures from KPMG LLP required by Independent Standards Board Standard No. 1, "Independence Discussions with Audit Committees" (concerning matters that may affect an auditor's independence) and has discussed with KPMG LLP its independence. The Audit Committee has also considered whether the independent registered public accounting firm's provision of non-audit services to the Company is compatible with their independence.

        Based upon its review and the discussions noted above, the Audit Committee recommended to the Board that the Company's audited consolidated financial statements be included in the Company's Annual Report on Form 10-K/A for the year ended December 31, 2008.

        The foregoing report is submitted by the Audit Committee in accordance with the requirements of the Securities Exchange Act of 1934 and the rules and regulations there under.

  Alvin Abramson (Chair)
  Mark D. Hasebroock
  Mark E. LeBaron
  Christopher E. Beach

 PERFORMANCE GRAPH

        The following performance graph shows the cumulative total return on the Company's common stock, the S & P 500 Market Value Index and a peer group for the past five years. The peer group is made up of two corporations (namely Concord Camera Corp and Optibase Limited). The peer group is comprised of companies with a market capitalization between approximately $14 million and $20 million, each of which is engaged in the sale of products related to the theater, motion picture or image capturing or image projection businesses. The Company is unable to identify, for comparison purposes, any public industry or line-of-business indices because the small number of companies offering similar or competing products are divisions or subsidiaries of much larger, diversified companies.

        The performance graph assumes the value of the investment in the common stock and each index was $100 and that all dividends were reinvested.

COMPARSION OF 5 YEAR CUMULATIVE TOTAL RETURN*
Among Ballantyne of Omaha, Inc., The S & P 500 Index And A Peer Group

*
$100 invested on 12/31/03 in stock or index including reinvestment of dividends. Fiscal year ended December 31.

	Cumulative Total Return
Ballantyne of Omaha, Inc.	12/03	12/04	12/05	12/06	12/07	12/08
Ballantyne of Omaha, Inc.	$100.00	$155.17	$168.62	$182.41	$201.72	$42.41
S&P 500	$100.00	$110.88	$116.33	$134.70	$142.10	$89.53
Peer Group	$100.00	$37.80	$25.06	$19.49	$13.19	$7.72

        Copyright © 2009 S&P, a division of The McGraw-Hill Companies Inc. All rights reserved.

 STOCKHOLDER PROPOSALS

        In accordance with the rules of the Securities and Exchange Commission, stockholder proposals must be received by December 31, 2009 to be considered for inclusion in the Proxy Statement for the 2010 Annual Meeting of Stockholders which is expected to be held in May 2010. It is suggested that any stockholder desiring to submit a proposal, do so by Certified Mail, Return Receipt Requested. Stockholders should also note that, in addition to the requirement of timely receipt by the Board of Directors of a proposal as stated above, such proposal will not be included in the proxy solicitation material for the 2010 Annual Meeting of Stockholders unless it otherwise complies with the requirements of Section 14(a) of the Securities Exchange Act of 1934 and the rules and regulations promulgated and in effect thereunder.

ADDITIONAL INFORMATION

Compliance with Section 16(a) of the Securities Exchange Act of 1934

        Section 16(a) of the Securities Exchange Act of 1934 requires the Company's executive officers and directors, and persons who beneficially own more than 10% of the Company's stock, to file initial reports of ownership and reports of changes in ownership with the Securities and Exchange Commission. Executive officers, directors, and greater than 10% beneficial owners are required by SEC regulations to furnish the Company with copies of all Section 16(a) forms they file. Ballantyne believes that all persons, subject to these reporting requirements filed the required reports on a timely basis during 2008.

Independent Registered Public Accountants

        KPMG LLP, certified public accountants, is the independent registered independent public accounting firm for the Company. Representatives of KPMG LLP are expected to be present at the Annual Meeting and will be given the opportunity to make any statement they might desire and will also be available to respond to appropriate questions from stockholders. The following table sets forth the aggregate fees for professional service rendered by KPMG LLP for each of the last two fiscal years:

Category of Fee	2008	2007
Audit Fees (1)	$486,308	$399,999
Audit Related Fees(2)	40,790	115,871
Tax Fees(3)	55,950	60,400
All Other Fees(4)	82,650	154,865

Total	$665,698	$731,135

(1)
Includes fees for professional services rendered during the fiscal year for the audit of our annual financial statements (including services relating to the audit of internal control over financial reporting under the Sarbanes-Oxley Act of 2002) and for reviews of the financial statements included in our quarterly reports on Form 10-Q.

(2)
Includes fees for financial due diligence related to completed acquisitions and other accounting compliance assistance.

(3)
Includes fees related to tax preparation and tax compliance.

(4)
Includes fees were for financial due diligence related to acquisition targets.

        Fees were also incurred relating to the audit of the Company's joint venture, Digital Link II, LLC for the fiscal year ended March 31, 2008. The audit procedures were conducted by Ernst &Young, LLC and amounted to $34,352.

        As discussed on page 6, the Audit Committee has implemented pre-approval procedures consistent with the rules adopted by the Securities and Exchange Commission.

        There were no fees billed by KPMG LLP for the Company's most recent fiscal year for professional services rendered in connection with financial information systems design and implementation.

        The Company's independent registered public accountants for the current fiscal year have not been selected and are pending approval by the Audit Committee.

 APPENDIX A

CERTIFICATE OF AMENDMENT
TO THE
CERTIFICATE OF INCORPORATION
OF
BALLANTYNE OF OMAHA, INC.

(Pursuant to Section 242 of the General
Corporation Law of the State of Delaware)

* * * * *

        Ballantyne of Omaha, Inc. (the "Corporation"), a corporation organized and existing under the General Corporation Law of the State of Delaware, does hereby certify:

        FIRST: That the name of the Corporation is Ballantyne of Omaha, Inc.

        SECOND: That the Corporation's Certificate of Incorporation was filed with the Secretary of State of the State of Delaware on May 30, 1995.

        THIRD: That the Board of Directors of the Corporation pursuant to an Action by Unanimous Consent, unanimously adopted a resolution proposing the following Amendment to the Certificate of Incorporation:

        "RESOLVED, that Article FIRST of the Corporation's Certificate of Incorporation be amended as follows:

  FIRST: The name of the corporation is Ballantyne Strong, Inc. (hereinafter referred to the "Corporation")."

        FOURTH: That at the annual meeting of Stockholders of the Corporation on May 20, 2009, a majority of the outstanding stock entitled to vote thereon, voted in favor of the Amendment.

        FIFTH: That the aforementioned Amendment was duly adopted in accordance with the applicable provisions of Section 242 of the General Corporation Law of the State of Delaware.

        IN WITNESS WHEREOF, this Corporation has caused this Certificate of Amendment to be executed on its behalf by the undersigned this      day of May, 2009.

BALLANTYNE OF OMAHA, INC.
By:	/s/ JOHN P. WILMERS John P. Wilmers, President

A-1

Please mark your votes as indicated in this example   ☒

		FOR	WITHHOLD	*EXCEPTIONS
Proposal 1. ELECTION OF DIRECTORS		ALL	FOR ALL

Nominees:

01	Alvin Abramson	☐	☐	☐
02	Marc E. LeBaron
03	John P. Wilmers
04	William F. Welsh, II
05	Christopher E. Beach
06	Mark D. Hasebroock
07	Steven Schuster

(INSTRUCTIONS: To withhold authority to vote for any individual nominee, mark the “Exceptions” box above and write that nominee’s name in the space provided below.)

*Exceptions

Proposal 2.	FOR	AGAINST	ABSTAIN

Proposal to adopt an amendment to the Certificate of Incorporation to change name of the Corporation from “Ballantyne of Omaha, Inc.” to “Ballantyne Strong, Inc.”	☐	☐	☐

Proposal 3.	FOR	AGAINST	ABSTAIN

Proposal to adopt an amendment to increase the total number of shares available for issuance under the 2008 Non-Employee Directors’ Restricted Stock Plan from 120,000 shares to 250,000 shares.	☐	☐	☐

Mark Here for Address Change or Comments SEE REVERSE  ☐

Signature	Signature	Date

NOTE: Please sign as name appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such.

FOLD AND DETACH HERE

WE ENCOURAGE YOU TO TAKE ADVANTAGE OF INTERNET OR TELEPHONE VOTING,
BOTH ARE AVAILABLE 24 HOURS A DAY, 7 DAYS A WEEK.

Internet and telephone voting is available through 11:59 PM Eastern Time the day prior to the stockholder meeting date.

BALLANTYNE OF OMAHA, INC.

INTERNET
http://www.proxyvoting.com/btne

Use the Internet to vote your proxy. Have your proxy card in hand when you access the web site.

OR

TELEPHONE
1-866-540-5760

Use any touch-tone telephone to vote your proxy. Have your proxy card in hand when you call.

If you vote your proxy by Internet or by telephone, you do NOT need to mail back your proxy card.

To vote by mail, mark, sign and date your proxy card and return it in the enclosed postage-paid envelope.

Your Internet or telephone vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed and returned your proxy card.

47235

BALLANTYNE OF OMAHA, INC.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF
DIRECTORS FOR THE ANNUAL MEETING OF STOCKHOLDERS ON MAY 20, 2009

The undersigned hereby appoints John P. Wilmers and Kevin S. Herrmann, and each of them, with power to act without the other and with power of substitution, as proxies and attorneys-in-fact and hereby authorizes them to represent and vote, as provided on the other side, all the shares of Ballantyne of Omaha, Inc. Common Stock which the undersigned is entitled to vote, and, in their discretion, to vote upon such other business as may properly come before the Annual Meeting of Stockholders of the Company to be held at the Company’s headquarters at 4350 McKinley Street, Omaha, Nebraska 68112, on the 20th day of May 2009 at 9:00 a.m., Central Time, or at any adjournment or postponement thereof, with all powers which the undersigned would possess if present at the Meeting.

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE ELECTION OF THE NOMINEES LISTED, FOR THE ADOPTION OF THE AMENDMENT TO THE CERTIFICATE OF INCORPORATION TO CHANGE NAME OF THE CORPORATION FROM “BALLANTYNE OF OMAHA, INC.” TO “BALLANTYNE STRONG, INC.,” FOR THE ADOPTION OF THE AMENDMENT TO INCREASE THE TOTAL NUMBER OF SHARES AVAILABLE FOR ISSUANCE UNDER THE 2008 NON-EMPLOYEE DIRECTORS’ RESTRICTED STOCK PLAN FROM 120,000 SHARES TO 250,000 SHARES AND IN ACCORDANCE WITH THE INSTRUCTIONS OF THE BOARD OF DIRECTORS AS TO ANY OTHER MATTERS.

Address Change/Comments

(Mark the corresponding box on the reverse side)

BNY MELLON SHAREOWNER SERVICES
P.O. BOX 3550
SOUTH HACKENSACK, NJ 07606-9250

(Continued and to be marked, dated and signed, on the other side)

FOLD AND DETACH HERE

You can now access your BNY Mellon Shareowner Services account online.

Access your BNY Mellon Shareowner Services shareholder/stockholder account online via Investor ServiceDirect® (ISD).

The transfer agent for Ballantyne of Omaha, Inc. now makes it easy and convenient to get current information on your shareholder account.

•                  View account status

•                  View certificate history

•                  View book-entry information

•                  View payment history for dividends

•                  Make address changes

•                  Obtain a duplicate 1099 tax form

•                  Establish/change your PIN

Visit us on the web at http://www.bnymellon.com/shareowner/isd
For Technical Assistance Call 1-877-978-7778 between 9am-7pm
Monday-Friday Eastern Time

www.bnymellon.com/shareowner/isd
Investor ServiceDirect®
Available 24 hours per day, 7 days per week

TOLL FREE NUMBER: 1-800-370-1163

Choose MLinkSM for fast, easy and secure 24/7 online access to your future proxy materials, investment plan statements, tax documents and more. Simply log on to Investor ServiceDirect® at www.bnymellon.com/shareowner/isd where step-by-step instructions will prompt you through enrollment.

47235

QuickLinks

NOTICE AND PROXY STATEMENT FOR THE ANNUAL MEETING OF STOCKHOLDERS
to be held at Company Headquarters 4350 McKinley Street Omaha, NE 68112
on
Wednesday, May 20, 2009 at 9:00 a.m. (Central Time)
NOTICE OF ANNUAL MEETING OF STOCKHOLDERS to be held May 20, 2009
PROXY STATEMENT ANNUAL MEETING OF STOCKHOLDERS MAY 20, 2009
Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Stockholders to be held on May 20, 2009
GENERAL INFORMATION ABOUT THE MEETING AND VOTING
PROPOSAL 1 ELECTION OF DIRECTORS
BOARD OF DIRECTORS
CORPORATE GOVERNANCE
AUDIT COMMITTEE
COMPENSATION COMMITTEE
NOMINATING AND CORPORATE GOVERNANCE COMMITTEE
PROPOSAL 2 APPROVAL OF AMENDMENT TO THE CERTIFICATE OF INCORPORATION TO CHANGE NAME OF THE CORPORATION TO "BALLANTYNE STRONG, INC"
THE BOARD UNANIMOUSLY RECOMMENDS A VOTE "FOR" THIS PROPOSAL.
PROPOSAL 3 APPROVAL OF AMENDMENT TO INCREASE SHARES AVAILABLE UNDER 2008 NON-EMPLOYEE DIRECTORS' RESTRICTED STOCK PLAN
THE BOARD UNANIMOUSLY RECOMMENDS A VOTE "FOR" THIS PROPOSAL.
SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
EXECUTIVE AND DIRECTOR COMPENSATION
COMPENSATION DISCUSSION AND ANALYSIS
Summary Compensation Table
Grants of Plan-based Awards for Fiscal 2008
Outstanding Equity Awards at Fiscal Year-End
Options Exercised and Stock Vested
Pension Benefits
REPORT OF THE AUDIT COMMITTEE
PERFORMANCE GRAPH
COMPARSION OF 5 YEAR CUMULATIVE TOTAL RETURN* Among Ballantyne of Omaha, Inc., The S & P 500 Index And A Peer Group
STOCKHOLDER PROPOSALS
ADDITIONAL INFORMATION
APPENDIX A CERTIFICATE OF AMENDMENT TO THE CERTIFICATE OF INCORPORATION OF BALLANTYNE OF OMAHA, INC.